                                                                     EXHIBIT 4.2

[BLUE BORDER DESIGN]


                            [FRONT OF CERTIFICATE]


              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA


 NUMBER                  [MANHATTAN ASSOCIATES LOGO]                      SHARES
MA

COMMON STOCK                                                 SEE REVERSE FOR
PAR VALUE $.01                                               CERTAIN DEFINITIONS

                           MANHATTAN ASSOCIATES, INC.

                                                               CUSIP 562750 10 9

          THIS CERTIFIES THAT                  [SPECIMEN]                 IS THE
                              -------------------------------------------
OWNER OF ________________________________________________ FULLY-PAID AND NON-
ASSESSABLE SHARES OF THE COMMON STOCK OF Manhattan Associates, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/S/ Michael J. Casey    [MANHATTAN ASSOCIATES, INC.    /S/Alan J. Dabbiere
--------------------      CORPORATE SEAL GEORGIA]      -------------------
TREASURER                                              [PRESIDENT AND CHIEF
                                                        EXECUTIVE OFFICER]

COUNTERSIGNED AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

                             [BACK OF CERTIFICATE]


                           MANHATTAN ASSOCIATES, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT -     CUSTODIAN
                                                      -------------------
TEN ENT - as tenants by the                           (CUST)      (MINOR)
          entireties                                  under the Uniform Gifts to
                                                      Minors Act
JT TEN  - as joint tenants with the                              --------------
          right of survivorship and                                  (State)
          not as tenants in common

    Additional abbreviations may also be used though not in the above list.

        For value received,                                          hereby
                            ----------------------------------------
sell, assign and transfer unto                           [PLEASE INSERT SOCIAL
                               -------------------------
SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with the full power of substitution in the premises.

Dated,
       ----------------                ----------------------------------------
                                       NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.



              SIGNATURE(S) GUARANTEED:
                                       ----------------------------------------
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                       S.E.C. RULE 17A-15.


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